SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):      March 23, 1998
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                           Augment Systems, Inc.
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          (Exact Name of Registrant as Specified in its Charter)

                                Delaware
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             (State or Other Jurisdiction of Incorporation)

            0-22341                              04-3089539
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     (Commission File Number)           (I.R.S. Employer I.D. No.)

             2 Robbins Road, Westford, Massachusetts 01886
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      (Address of Principal Executive Offices, Including Zip Code)

                            (978) 392-8626
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          (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
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     (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events.
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             The Company announced that Lorrin Gale, President, Chairman and
             Chief Executive Officer of the Company will be leaving the Com-pany as President and Chief Executive Officer, effective immediately. Mr.Gale will continue to serve as Chairman of the Board. Management is actively seeking a permanent replacement and, in the interim, Lawrence Beaupre will serve as Acting President and CEO. Mr. Beaupre has served as Vice President of Manufacturing since March 1995. Prior to his service with the Company, he was a founder and COO of Quad Tech, a manufacturer of precision measurement and calibration instruments, was Vice President and a member of the founding groups of Xyvision and Roll Systems, Inc., and also held senior operations positions at Texas Instruments and Digital Equipment Corp.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AUGMENT SYSTEMS, INC.


Date:  March 31, 1998                 By: /s/ Duane A. Mayo
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                                          Duane A. Mayo
                                          Chief Financial Officer